UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) June 15, 1996


                      Commission file number 0-16734


                          C.E.C. INDUSTRIES CORP.
            (Exact name of registrant as specified in charter)

          Nevada                                       87-0217252
     (State of other jurisdiction of                   (I.R.S. Employer
     incorporation or organization)                    Identification Number)

     23 Cactus Garden Drive, F-60
     Green Valley (Henderson), Nevada                  89014
     (Address of Principal Executive Office)           (Zip Code)
                              (702) 893-4747
           (Registrant's Telephone Number, Including Area Code)

                                Copies To:
                               Gerald Levine
                                 President
                       23 Cactus Garden Drive, F-23
                          Henderson, Nevada 89014
                              (702)893-4747

C.E.C. Industries Corp. Page 2

Item No 1 Changes in Control of Registrant.

No events to report.

Item No. 2.    Acquisition or Disposition of Assets.

     On June 15, 1996, the Company entered into a Stock Exhange Agreement to acquire 100% of the issued and outstanding stock of Auto Express, Inc., a Colorado Corporation involved in the transportation of Automobiles nationwide. Auto Express had sales of $680,000 in 1994, and $1,800,000 in 1995, and has projected sales of over $3 Million for fiscal 1996. Pursuant to the terms of the agreement, the Company will issue 500,000 shares for stock of the acquisition.

Item No. 3.    Bankruptcy or Receivership.

No events to report.

Item No. 4.    Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.    Other Events.

No events to report.

Item No. 6.    Resignation of Registrant's Directors.

No events to report.

Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.

     Exhibit - Stock Exchange Agreement.

C.E.C. Industris Corp. Page Three

                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


C.E.C. Industries Corp.



By: /s/Gerald Levine                          Dated:   June 26, 1996
       Gerald Levine, President

                                 AGREEMENT
                  CONCERNING THE EXCHANGE OF COMMON STOCK
                                  BETWEEN
                          C.E.C. INDUSTRIES CORP.
                                    AND
                  THE SHAREHOLDERS OF AUTO EXPRESS, INC.




AGREEMENT, made this 15th day of June, 1996 by and between C.E.C. Industries, Inc. a Nevada corporation ("CEC"), and the Shareholders of Auto Express, Inc., a Colorado corporation ("AUTO EXPRESS").

WHEREAS, CEC desires to acquire all of the issued and outstanding shares of common stock of AUTO EXPRESS in exchange for Common Shares of stock in CEC:

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                                 ARTICLE I

1.1      ISSUANCE OF SHARES.    Subject to all of the terms and conditions
         of this Agreement, CEC agrees to offer 500,000 shares in treasury common stock in CEC in exchange for all of the shares of AUTO EXPRESS Common stock issued and outstanding. The common stock in CEC will be issued directly to the shareholders of AUTO EXPRESS as follows:

          Leon Harte          255,000   51%
          Debbie Harte        120,000   24%
          Byron Weiss         125,000   25%

1.2 EXEMPTION FROM REGISTRATION. The parties hereto intend that the Common stock to be issued by CEC to the shareholders of AUTO EXPRESS shall be exempt form the registration requirement of the Securities Act of 1922, as amended (the "Act"), pursuant to section 4(2) and/or 3 (b) of the Act and the rules and regulation promulgated thereunder.

1.3 INVESTMENT INTENT. Prior to the consummation of the Exchange Offer, the shareholders of AUTO EXPRESS shall execute Letters of Acceptance and such other documents containing, among other things, representations and warranties relating to investment intent and investor status, restrictions on transferability and restrictive legends such that the counsel for both CEC and AUTO EXPRESS shall be satisfied that the exchange of shares as contemplated by this Agreement will be exempt form the registration requirements of the Act.
                                ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF AUTO EXPRESS

AUTO EXPRESS represents and warrants to CEC that:

2.1 ORGANIZATION. AUTO EXPRESS is a corporation duly organized, validly existing, and in good standing under the laws of the state of Colorado, has all necessary corporate powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where it's business requires qualification.

2.2 CAPITAL. The authorized capital stock of AUTO EXPRESS consists of 10,000 shares of Common stock, no par value, of which 10,000 shares are currently issued and outstanding. All of the issued and outstanding shares of AUTO EXPRESS are duly and validly issued, dully paid and non-assessable. There are no outstanding subscriptions, option, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating AUTO EXPRESS to issue or transfer from treasury any additional shares of it's capital stock of any class.

2.3 SUBSIDIARIES. As of the date hereof, AUTO EXPRESS does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise in a corporation) except as disclosed herein.

2.4 DIRECTORS AND OFFICERS. The officers and directors of AUTO EXPRESS as of the date of this contract are Leon Harte as President and Director, and Debbie Harte as Secretary and Director.

2.5      FINANCIAL STATEMENTS.    Exhibit 2.5 to this Agreement, the text of
         which is hereby incorporated herein by reference, consists of the financial statements of AUTO EXPRESS as of May 31, 1996.

2.6      ABSENCE OF CHANGES. Since the date of the balance sheet included in
         Exhibit 2.5 there has not been any substantial change in the financial condition or operations of AUTO EXPRESS except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

                                        Page Two

2.7      ABSENCE OF UNDISCLOSED LIABILITIES.     As of the date of the
         balance sheet included in Exhibit 2.5, AUTO EXPRESS did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent or otherwise and whether due to or become due, that is not reflected in such balance sheet.

2.8      TAX RETURNS.   Within the times and in the manner prescribed by the
         law, AUTO EXPRESS has filed all federal, state and local tax returns required by law, or has filed proper extensions and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in the balance sheet included in
         Exhibit 2.5 are adequate for any and all federal, state and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by AUTO EXPRESS.

2.9      PATENTS, TRADEMARKS AND RIGHTS.    AUTO EXPRESS does not use any
         trademark, service mark, trade name or copy right in it's business or own any patents, patent applications, trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications. No person owns any patent, patent application, trademark, trademark registration or application, service mark, trade name, copyright registration or application the use of which is necessary or contemplated in connection with the operation of AUTO EXPRESS's business except as described in this sub-paragraph.

2.10     COMPLIANCE WITH LAWS.    AUTO EXPRESS has complied with and is not
         in violation of applicable federal, state and local laws, statutes and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting it's properties or the operation of it's business.

2.11     LITIGATION.    AUTO EXPRESS is not a party to any suit, action,
         arbitration or legal, administrative or other proceeding, or governmental investigation pending or to the best knowledge of AUTO EXPRESS, threatened against or affecting AUTO EXPRESS or its business, assets or financial condition. AUTO EXPRESS is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality. AUTO EXPRESS is not engaged in any legal action to recover monies due to it.

2.12     AUTHORITY.     The board of directors of AUTO EXPRESS has authorized
         the execution of this Agreement and the consummation of transaction contemplated herein. AUTO EXPRESS has full power to deliver, execute and perform this Agreement and this Agreement is a valid, legal and binding obligation of AUTO EXPRESS and is enforceable in accordance with it's terms and conditions.

                                        Page Three

2.13 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by AUTO EXPRESS and the performance by AUTO
         EXPRESS of it's obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instruments, articles of incorporation, bylaws or other agreement or instrument to which AUTO EXPRESS is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of AUTO EXPRESS or any event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of AUTO EXPRESS.

2.14     FULL DISCLOSURE.    None of the representations and warranties made
         by AUTO EXPRESS herein, or in any exhibit, certificate or memorandum furnished or to be furnished by AUTO EXPRESS or on it's behalf, contains or will contain any untrue statement of material fact the omission of which would be misleading.

2.15     ASSETS.   Other than as described in Exhibit 2.5, AUTO EXPRESS has
         good and marketable title to all of it's property free and clear of any and all liens, claims and encumbrances of any nature, form or description.

2.16     INDEMNIFICATION.    AUTO EXPRESS agrees to defend and hold CEC
         harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result form or relate to any breach of, or failure by AUTO EXPRESS to perform by of it's respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by AUTO EXPRESS under this Agreement.

                                        ARTICLE III

CEC  represents and warrants to AUTO EXPRESS that:

3.1 ORGANIZATION. CEC is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, has all necessary corporate powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the state where it's business require qualification.

3.2 CAPITAL. The authorized Common stock of CEC consists of 50,000,000 shares of which approximately 16,000,000 shares are currently issued and outstanding. All of the issued and outstanding shares of CEC are duly and validly issued, fully paid and non-assessable.

                                        Page Four

3.3 SUBSIDIARIES. As of the date hereof, CEC has three subsidiaries, Moonridge Developement Corp., Mid-Nevada Art, Inc. and Basia Holdings, Inc.

3.4 DIRECTORS AND OFFICERS. Exhibit 3.4, annexed hereto and hereby incorporated herein by reference, contains the names and titles of all directors and officers of CEC as of the date of this Agreement.

3.5      FINANCIAL STATEMENTS.    Exhibit 3.5 to this Agreement, the text of
         which is hereby incorporated herein by reference, consists of the audited financial statements of CEC as of March 31, 1995), containing the audited balance sheet of CEC and the related statements of operations, statements of stockholders' equity and changes in financial position for the period then ended. The financial statements have been prepared in accordance with the generally accepted accounting principles and practices consistently followed by CEC throughout the period indicated and fairly present the financial position of CEC as of the date of the balance sheet included in the financial statements and the results of operations for the period indicated.

3.6 ABSENCE OF CHANGES. Since March 31, 1995, there has not been any substantial change in the financial condition or operations of CEC, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

3.7      ABSENCE OF UNDISCLOSED LIABILITIES.     As of March 31, 1995, CEC
         did not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent or otherwise and whether due or to become due, that is not reflected in CEC balance sheet as of March 31, 1995.

3.8      AUTHORITY.     The board of directors of CEC has authorized the
         execution of this Agreement and the consummation of transaction contemplated herein. CEC has full power to deliver, execute and perform this Agreement and this Agreement is a valid, legal and binding obligation of CEC and is enforceable in accordance with it's terms and conditions.

3.9 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by CEC and the performance by CEC of it's obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or results in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instruments, articles of incorporation, bylaws or other agreement or instrument to which CEC is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of CEC or any event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of CEC.

                                        Page Five

3.10 FULL DISCLOSURE. None of the representations and warranties made by CEC herein, or any exhibit, certificate or memorandum furnished or to be furnished by CEC or on it's behalf, contains or will contain any untrue statement of material fact the omission of which would be misleading.

3.11     ASSETS.   CEC has good and marketable title to all of it's property
         free and clear of any and all liens, claims and encumbrances of any nature, form or description except as described in the financial statement.

3.17     INDEMNIFICATION.    CEC agrees to defend and hold AUTO EXPRESS
         harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by CEC to perform any of it's respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by CEC under this Agreement.

                                ARTICLE IV

                                 COVENANTS

4.1      INVESTIGATIVE RIGHTS.    From the date of this Agreement until the
         closing date, each party shall provide to the other party, and such other party's counsels, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advanced written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

4.2      CONDUCT OF BUSINESS.     Prior to the closing, AUTO EXPRESS shall
         conduct it's business in the normal course and shall not sell, pledge or assign any assets, without prior written approval of the other party, except in the regular course of business. AUTO EXPRESS shall amend it's articles of incorporation (except as described herein) or bylaws, declare dividends, redeem or sell stock or other securities, incur any additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than it's stated amount or enter into any other transaction other than in the regular course of business.

4.3      REQUIRED CORPORATE ACTION BY AUTO EXPRESS.    AUTO EXPRESS shall
         cause a meeting of its directors to be duly called and held as soon as practicable for the purpose of (i) election of Gerald Levine, Marie Levine and Byron Weiss as officers and directors of the corporations and (ii) the approval by the directors of this Agreement.

                                        Page Six

4.4 OFFICERS AND DIRECTORS. Effective on the closing date, the officers and directors of AUTO EXPRESS will consist of the following:

         Leon Harte          -         President, Director
         Debbie Harte        -         Secretary and Treasurer, Director
         Byron Weiss         -         Director
         Gerald Levine       -         Director
         Marie Levine        -         Director

                                ARTICLE VI

                                 CLOSING

7.1 CLOSING. The closing of this transaction shall be held in Devner, Colorado, or such other place as shall mutually be agreed upon, on such date as shall be mutually agreed upon by the parties.

At the closing the following documents, in form reasonably acceptable to counsel to the parties or as set forth herein, shall be delivered:

By CEC:

         A. An officer's certificate, dated the closing date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of CEC are true and correct as of or have been fully performed and compiled with by the closing date.

         B. A signed Consent and/or minutes of the Directors of CEC approving this Agreement and issuance of shares and each matter to be approved by the Directors of CEC under this Agreement.

By AUTO EXPRESS:

         A. An officer's certificate, dated the closing date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of AUTO EXPRESS are true and correct as of or have been fully performed and compiled with by the closing date.

         B. A signed Consent and/or minutes of the Directors of AUTO EXPRESS approving this Agreement and each matter to be approved by the Directors of AUTO EXPRESS under this Agreement.

7.2 ISSUANCE OF CEC STOCK: As promptly as practicable after the closing date, each holder of an outstanding certificate or certificates representing shares of AUTO EXPRESS Common stock shall surrender the same to CEC and shall receive, in exchange, a certificate or certificates representing the number of shares of CEC Common stock for which the shares of AUTO EXPRESS Common stock represented by the certificate or certificates shall have been exchanged. See
         Exhibit 7.2.

                                        Page Seven

                               ARTICLE VIII


REMIDITIES



8.1 DISPUTES. Any dispute that might arise over the enforcement, interpretation or execution of this Agreement and which is not amicably settled will be submitted to arbitration in Nevada, before a panel of arbitrators selected as follows: Within ten (10) days of demand by either party for arbitration, each party will select one (1) arbitrator and those (2) two persons shall constitute a panel of arbitrators. The arbitrators will conduct the hearings on continuous business days, and their decisions will be by majority vote. All costs of the arbitrators will be shared equally, but the arbitrators are authorized to award costs and counsel fees to the prevailing party, if necessary. All documents to be brought into evidence will be produced within 10 days of notice of request for arbitration.

8.2      COSTS.    If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

8.3      TERMINATION.   In addition to the other remedies, any of the parties
         hereto may on the closing date terminate this Agreement, without liability if the respective Board of Directors of CEC and AUTO EXPRESS shall consent to the termination of this Agreement.

                                ARTICLE IX

MISCELLANEOUS

9.1      CAPTIONS AND HEADINGS.   The Articles and paragraph headings
         throughout this Agreement are for convenience and reference only and shall in no way be deemed to define, limit or add to the meaning of any provision of this Agreement.

9.2      NO ORAL CHANGE.     This Agreement and any provisions hereof, may not
         be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                                        Page Eight

9.3      NON-WAIVER.    Except as otherwise expressly provided herein, no
         waiver of any covenant, provision or condition of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provision, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this agreement to be performed with the knowledge of the breach or failure of a covenant, provision or conditions hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party shall be construed as a waiver with respect to any other or subsequent breach.

9.4      TIME OF ESSENCE.    Time is the essence of this Agreement and of
         each and every provision hereof.

9.5      ENTIRE AGREEMENT.   This Agreement contains the entire Agreement and
         understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6 CHOICE OF LAW. This Agreement and it's application shall be governed by the laws of the state of Nevada.

9.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writhing and shall be deemed to have been duly given on the date of service if given personally on the party to whom notice is to be given or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed as follows:

          C.E.C. Industries Corp.
          23 Cactus Gargen Dr. F-23
          Henderson, Nevada  89014

          AUTO EXPRESS
          1717 E. 39th Ave.
          Denver, CO 80205

          Byron Weiss
          3939 Williams Street
          Denver, CO 80205

                                        Page Nine

9.9      BINDING EFFECT.     This Agreement shall inure to and be binding
         upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this agreement.

9.10 EFFECT OF CLOSING. All Representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it shall survive the closing of this Agreement.

9.11 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.12 ANNOUNCEMENTS. CEC will be announcing this transactions to the general public or to employees, customers or suppliers.

9.13 EXPENSES. Each party will pay it's own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.

9.14 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and agreements of the parties set forth in this Agreement shall survive the Closing irrespective of any investigation made for or on behalf of any party.

9.16 EXHIBITS. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for hereinabove, including any items referenced therein or required to be attached t hereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.

                                        Page Ten

AGREED TO AND ACCEPTED as of the date first above written:


                     C.E.C. INDUSTRIES CORP.


                     /s/Gerald Levine
                     Gerald Levine, President


                      AUTO EXPRESS, INC.


                      /s/Leon Harte
                      Leon Harte, President



                      /s/Leon Harte
                      Leon Harte, Shareholder



                      /s/Debbie Harte
                      Debbie Harte, Shareholder



                      /s/Byron Weiss
                      Byron Weiss, Shareholder

                                        Page Eleven

EXHIBIT 7.2  ISSUANCE OF CEC STOCK:


NAME           CEC STOCK AUTO EXPRESS
OF SHAREHOLDERS     TO BE ISSUED       TO BE SURRENDERED


LEON HARTE          255,000        5,100

DEBBIE HARTE        120,000        2,400

BYRON WEISS         125,000        2,500